Exhibit 99.1

NEWS RELEASE

Southcross Energy 1717 Main Street, Suite 5200, Dallas, Texas 75201, 214-979-3720

Southcross Energy Partners, L.P. Receives NYSE Continued Listing Standard Letter

DALLAS, August 31, 2018 - Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross” or the “Partnership”) was notified on August 27, 2018 by the New York Stock Exchange ("NYSE") that the Partnership does not presently satisfy the NYSE's continued listing standard requiring the average closing price of the Partnership's common units to be at least $1.00 per common unit over a period of 30 consecutive trading days. As of August 27, 2018, the average closing price of the Partnership's common units over the preceding 30 trading-day period was $0.88 per unit.

In accordance with NYSE rules, the Partnership intends to notify the NYSE within 10 business days of receipt of the notification that the Partnership intends to cure the deficiency. The Partnership has a period of six months from the date of the notification to regain compliance with the minimum unit price criteria. The Partnership is considering all available options to regain compliance during this six-month period.

Under the NYSE rules, the Partnership's common units will continue to be listed and traded on the NYSE during this six-month period, subject to the Partnership's compliance with other continued listing requirements. The current noncompliance with the NYSE listing standard does not affect the Partnership's ongoing business operations or its Securities and Exchange Commission reporting requirements, and does not cause an event of default under the Partnership's credit facilities.

About Southcross Energy Partners, L.P.

Southcross Energy Partners, L.P. is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services and NGL fractionation and transportation services. It also sources, purchases, transports and sells natural gas and NGLs. Its assets are located in South Texas, Mississippi and Alabama and include two gas processing plants, one fractionation plant and approximately 3,100 miles of pipeline. The South Texas assets are located in or near the Eagle Ford shale region. Southcross is headquartered in Dallas, Texas. Visit www.southcrossenergy.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This news release and accompanying statements may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding our future financial position, results, business strategy, guidance, distribution growth and plans and objectives of management for future operations, are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would”, “potential,” and similar terms and phrases to identify forward-looking statements in this news release. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the Securities and Exchange Commission (“SEC”). Please see the Partnership’s “Risk Factors” and other disclosures included in their Annual Report on Form 10-K for the year ended December 31, 2017 and in subsequently filed Forms 10-Q and 8-K. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this news release. The Partnership undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this news release.

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Contact:

Contact:
Southcross Energy Partners, L.P.
Mallory Biegler, 214-979-3720
Investor Relations
investorrelations@southcrossenergy.com

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